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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 14, 2005
                                                        ----------------


                              HUBBELL INCORPORATED
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             (Exact name of registrant as specified in its charter)


       CONNECTICUT                        1-2958                  06-0397030
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


584 Derby Milford Road, Orange, Connecticut                        06477-4024
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 (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (203) 799-4100
                                                           --------------


                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Continuity Agreements
---------------------

On March 14, 2005, Hubbell Incorporated ("Hubbell") entered into agreements (the "Continuity Agreements") with the executive employees listed below (the "Executives"). The Continuity Agreements provide severance benefits in the event of a termination of employment in the circumstances described below following certain "Change in Control" events, as defined in the Continuity Agreements. The Executives, listed along with their positions, are:

o Timothy H. Powers - Chairman of the Board, President, and Chief Executive Officer

o    Gregory F. Covino - Corporate Controller and Interim Chief
     Financial Officer

o    Scott H. Muse - Group Vice President

o    Thomas P. Smith - Group Vice President

Each Continuity Agreement provides for an initial term of one year from the date it was executed. After the initial one-year period, the Continuity Agreements automatically extend for additional one-year periods unless notice is given to the contrary by Hubbell at least 180 days prior to the renewal date. Unless previously terminated as described above, in the event of any Change in Control, each Continuity Agreement will remain in effect until the second anniversary thereof.

Messrs. Covino, Muse and Smith did not previously have Continuity Agreements with Hubbell. Mr. Powers' agreement is an Amended and Restated Continuity Agreement, superseding his Continuity Agreement entered into as of December 27, 1999.

Severance benefits under the Continuity Agreements become payable in the event that, following (or, in certain circumstances, in anticipation of) a Change in Control, the Executive's employment is terminated without "cause" or the Executive terminates employment for "good reason," as such terms are defined in the Continuity Agreements. The benefits payable under the Continuity Agreements generally include (i) a lump sum amount equal to three times (for Mr. Covino, two times) the Executive's annual base salary and annual bonus (as calculated under the Continuity Agreements), (ii) a pro-rated portion of the Executive's annual target bonus for the year in which termination occurs, (iii) enhanced benefits under Hubbell's Supplemental Executive Retirement Plan, (iv) outplacement services at a cost to Hubbell not exceeding 15% of the Executive's annual base salary, (v) medical, dental, vision and life insurance coverage under Hubbell's Key Man Supplemental Medical Plan (if covered thereby) or for up to 36 months (for Mr. Covino, up to 24 months) after termination, and (vi) all other accrued or vested benefits to which the Executive is entitled under benefit plans in which the Executive is participating (offset by any corresponding benefits under the Continuity Agreements). In addition, the Executive is entitled to a gross-up payment from Hubbell to cover any excise taxes (and any income taxes on the gross-up amount) imposed on these severance payments and benefits as a result of their being paid and provided in connection with a Change in Control, unless the total value of such payments and benefits is less than $50,000 higher than the greatest amount which could be paid without being subject to excise taxes (in which event such payments and benefits will be reduced by the amount of the excess).

The foregoing summary of the terms of the Continuity Agreements is qualified in its entirety by the full text of the Continuity Agreements which are attached hereto as Exhibits 10.1 to 10.4 and are incorporated by reference.

In addition, effective as of March 14, 2005, Hubbell entered into amendments to existing continuity agreements (the "Existing Agreements") with the following executive employees, to conform their Existing Agreements with the terms of the Continuity Agreements entered into as of March 14, 2005:

o    Richard W. Davies - Vice President, General Counsel, and Secretary

o    W. Robert Murphy - Senior Group Vice President

o    James H. Biggart - Vice President and Treasurer

o    Gary N. Amato - Vice President

The Existing Agreements, all of which were entered into as of December 27, 1999 and filed as exhibits to Hubbell's Annual Report on Form 10-K for 1999 or 2002, were amended (i) to delete a provision that provided for the continuation of certain perquisites following a

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termination of employment in connection with a change in control of Hubbell;
(ii) to revise the definition of "good reason"; and (iii) to delete a provision that provided for Hubbell to advance funds to the executive employee interest-free to cover his payment of certain excise taxes in certain circumstances. Mr. Murphy's and Mr. Amato's Existing Agreements were also amended to revise the computation of the benefit under Hubbell's Supplemental Executive Retirement Plan.

The foregoing summary of the terms of the amendments to the Existing Agreements is qualified in its entirety by the full text of the amendments which are attached hereto as Exhibits 10.5 to 10.8 and are incorporated by reference.

Trust Agreements
----------------

In addition, on March 14, 2005, Hubbell entered into two grantor trust agreements (the "Trust Agreements"), as described further below, with the Bank of New York, as trustee. One grantor trust is to be used in connection with compensation plans and arrangements for the benefit of members of Hubbell's senior management, and the other in connection with plans and arrangements for the benefit of non-employee members of the Board.

The purpose of the Trust Agreements is to establish trust funds to aid Hubbell in meeting its obligations to make payments of benefits to participants and their beneficiaries under certain nonqualified retirement and other deferred compensation plans and arrangements of Hubbell, and to ensure that such obligations are met after a Change of Control (as defined in the Trust Agreements).

The trust funds under the Trust Agreements each will be initially funded with $1,000. Hubbell may not contribute securities issued by Hubbell or any Affiliate, generally defined as any person, corporation or other entity which is a subsidiary or affiliate of Hubbell or its successor or which owns 20% or more of Hubbell's voting securities. Hubbell can at any time substitute cash or readily marketable securities of equivalent value (other than securities issued by Hubbell or any Affiliate) for the assets then in the trust fund. Prior to a Change of Control, the trustee will invest and reinvest the trust fund in accordance with written investment directions from Hubbell. On and after the occurrence of a Change of Control, and earlier if there are no investment directions then in effect, the trustee must invest and reinvest the trust fund in short-term investments, including, without limitation, government obligations, highly rated commercial paper, time or savings deposits and certificates of deposit. Each Trust Agreement is initially revocable, but will become irrevocable upon a Change of Control.

The assets of the trust funds under the Trust Agreements will be subject to the claims of Hubbell's creditors in the event of Hubbell's insolvency. In the event of certain evidence or allegations by creditors that Hubbell has become insolvent, the trustee must discontinue payment of benefits under the Trust Agreements, hold the trust fund for the benefit of Hubbell's creditors, and resume payment of benefits only upon receipt of confirmation that Hubbell is not (or is no longer) insolvent. Each Trust Agreement provides that after all of the benefits under the relevant plans have been paid in full, the trust would terminate and, after the payment of any unpaid expenses, the assets of the trust fund (if any) would revert to Hubbell.

The foregoing summary of the terms of the Trust Agreements is qualified in its entirety by the full text of the Trust Agreements which are attached hereto as Exhibits 10.9 and 10.10 and are incorporated by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Employment Agreement
--------------------

Prior to the April 2002 acquisition of the LCA Group Inc. ("LCA") by Hubbell, Mr. Muse entered into an Employment Agreement, dated as of April 1, 2000 (the "Employment Agreement"), with Progress Lighting, Inc., a subsidiary of LCA. Under the terms of the Employment Agreement, upon Hubbell's acquisition of LCA, Hubbell assumed the obligations under the Employment Agreement. The Employment Agreement was terminated, effective as of March 14, 2005, in connection with the entry by Hubbell and Mr. Muse into his Continuity Agreement described above.


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                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c)      Exhibits.

            Exhibit No.       Document Description
            -----------       --------------------

               10.1 Amended and Restated Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Timothy H. Powers

               10.2 Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Gregory F. Covino

               10.3 Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Scott H. Muse

               10.4 Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Thomas P. Smith

               10.5 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and Richard W. Davies

               10.6 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and W. Robert Murphy

               10.7 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and James H. Biggart

               10.8 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and Gary N. Amato

               10.9 Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between Hubbell Incorporated and The Bank of New York, as Trustee

               10.10 Grantor Trust For Non-Employee Director Plans Trust Agreement, dated as of March 14, 2005, between Hubbell Incorporated and The Bank of New York, as Trustee

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HUBBELL INCORPORATED
                                          --------------------------------------
                                                       (Registrant)

Date  March 15, 2005
      ----------------

                                                   /s/ Richard W. Davies
                                          --------------------------------------
                                                       (Signature)*
                                          Name:  Richard W. Davies
                                          Title: Vice President, General Counsel
                                                 and Secretary

*Print name and title of the signing officer under his signature.

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                                  EXHIBIT INDEX


 Exhibit No.       Document Description
 -----------       --------------------

    10.1 Amended and Restated Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Timothy H. Powers

    10.2 Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Gregory F. Covino

    10.3 Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Scott H. Muse

    10.4 Continuity Agreement, dated as of March 14, 2005, between Hubbell Incorporated and Thomas P. Smith

    10.5 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and Richard W. Davies

    10.6 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and W. Robert Murphy

    10.7 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and James H. Biggart

    10.8 Amendment, dated as of March 14, 2005, to Continuity Agreement, dated as of December 27, 1999, between Hubbell Incorporated and Gary N. Amato

    10.9 Grantor Trust For Senior Management Plans Trust Agreement, dated as of March 14, 2005, between Hubbell Incorporated and The Bank of New York, as Trustee

    10.10 Grantor Trust For Non-Employee Director Plans Trust Agreement, dated as of March 14, 2005, between Hubbell Incorporated and The Bank of New York, as Trustee